Exhibit 99.5

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 1 of 22 Page ID #:1 Joel E. Elkins (SBN 256020) jelkins@weisslawllp.com WEISSLAW LLP 9100 Wilshire Blvd. #725 E. Beverly Hills, CA 90210 3Telephone: 310/208-2800 Facsimile: 310/209-2348 4 Attorneys for Plaintiff 5 6 7 8UNITED STATES DISTRICT COURT 9 CENTRAL DISTRICT OF CALIFORNIA 10 11 SAMUEL CARLISLE,) ) ) Plaintiff,) ) ) ) ANWORTH MORTGAGE ASSET) ) MCADAMS, JOE E. DAVIS,) ROBERT C. DAVIS, MARK S.) ) DOMINIQUE MIELLE,) ) Defendants.) 21 22 Case No. COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS JURY TRIAL DEMANDED Plaintiff Samuel Carlisle (“Plaintiff”), on behalf of himself and all others 23 similarly situated, upon information and belief, including an examination and inquiry conducted by and through his counsel, except as to those allegations pertaining to 26 27 28 - 1 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 2 of 22 Page ID #:2 Plaintiff, which are alleged upon personal belief, alleges the following for his Complaint: 3 NATURE OF THE ACTION 4 1.This is an action brought by Plaintiff against Anworth Mortgage Asset Corporation (“Anworth” or the “Company”) and the members of Anworth’s Board of 7 Directors (the “Board” or the “Individual Defendants”) for their violations of Sections 8 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), and U.S. Securities and Exchange Commission (“SEC”) Rule 11 14a-9, 17 C.F.R. § 240.14a-9, and to enjoin the vote on a proposed transaction, 12 pursuant to which Anworth will be acquired by Ready Capital Corporation (“Ready Capital”) through Ready Capital’s subsidiary RC Merger Subsidiary (“Merger Sub”) 15 (the “Proposed Transaction”). 16 2.On December 7, 2020, Anworth issued a press release announcing that it had entered into an Agreement and Plan of Merger dated December 6, 2020 (the 19 “Merger Agreement”) to merge Anworth with Ready Capital. Under the terms of the 20 Merger Agreement, each Anworth stockholder will be entitled to receive (i) 0.1688 shares of Ready Capital common stock, and (ii) $0.61 in cashfor each share of 23 Anworth common stock they own (the “Merger Consideration”).Upon the closing 24 of the Proposed Transaction, Ready Capital stockholders are expected to own approximately 76% of the combined company’s stock, while Anworth stockholders 27 are expected to own approximately 24% of the combined company’s stock. 28 - 2 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 3 of 22 Page ID #:3

3. On January 4, 2021, Ready Capital filed a Form S-4 Registration Statement (the "Registration Statement") with the SEC. The Registration Statement, which recommends that Anworth stockholders vote in favor of the Proposed Transaction, omits or misrepresents material information concerning, among other things: (i) the financial projections for Anworth and Ready Capital and the data and inputs underlying the financial valuation analyses that support the fairness opinion provided by the Company's financial advisor, Credit Suisse Securities (USA) LLC ("Credit Suisse"); (ii) Credit Suisse's potential conflicts of interest; and (iii) the background of the Proposed Transaction. Defendants authorized the issuance of the false and misleading Registration Statement in violation of Sections 14(a) and 20(a) of the Exchange Act.

4. In short, unless remedied, Anworth's public stockholders will be irreparably harmed because the Registration Statement's material misrepresentations and omissions prevent them from making a sufficiently informed voting decision on the Proposed Transaction. Plaintiff seeks to enjoin the stockholder vote on the Proposed Transaction unless and until such Exchange Act violations are cured.

JURISDICTION AND VENUE

5. This Court has jurisdiction over the claims asserted herein for violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder pursuant to Section 27 of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. §1331 (federal question jurisdiction).

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COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 4 of 22 Page ID #:4 6.The Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations in this District, 3 or is an individual who has sufficient minimum contacts with this District so as to 4 render the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. 7 7.Venue is proper in this District under Section 27 of the Exchange Act, 15 8 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391 because: (i) the Company’s principal executive offices are located in this District; (ii) one or more of the defendants either 11 resides in or maintains executive offices in this District; and (iii) defendants have 12 received substantial compensation in this District by doing business here and engaging in numerous activities that had an effect in this District. 15 THE PARTIES 16 8.Plaintiff is, and has been at all times relevant hereto, a continuous stockholder of Anworth. 19 9.Defendant Anworth is a Maryland corporation, with its principal 20 executive offices located at 1299 Ocean Avenue, 2nd Floor, Santa Monica, California 90401. The Company is a specialty finance mortgage company organized to qualify 23 as a real estate investment trust (“REIT”). Anworth’s common stock trades on the New 24 York Stock Exchange under the ticker symbol “ANH.” 10.Defendant Joseph E. McAdams (“Joseph McAdams”) is Chairman of the 27 Board and has been Chief Executive Officer (“CEO”) of the Company since September 28 - 4 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 5 of 22 Page ID #:5 2018, President since July 2016, Chief Investment Officer since January 2003, and a director and Executive Vice President of the Company since June 2002. 3 11.Defendant Joe E. Davis (“Joe Davis”) has been a director of the Company 4 since its formation in 1997. 12.Defendant Robert C. Davis (“Robert Davis”) has been a director of the 7 Company since May 2005. 8 913.Defendant Mark S. Maron (“Maron”) has been a director of the Company 10since May 2014. 11 14.Defendant Lloyd McAdams (“Lloyd McAdams”) has been a director of 12 the Company since its formation in 1997.Defendant Lloyd McAdams previously served as Anworth’s Chairman until November 2018, CEO until September 2018, and 15 President until July 2016. 16 15.Defendant Dominique Mielle (“Mielle”) has been a director of the Company since November 2018. 19 Defendants identified in paragraphs 10-15 are referred to herein as the 20 “Board” or the “Individual Defendants.” OTHER RELEVANT ENTITIES 23 Headquartered in New York, Ready Capital is a multi-strategy real estate 24 finance company that originates, acquires, finances and services small-to medium-sized balance commercial loans.Ready Capital specializes in loans backed by 27 commercial real estate, including agency multifamily, investor and bridge as well as 28 - 5 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 6 of 22 Page ID #:6 SBA 7(a) business loans.Ready Capital employs over 400 lending professionals nationwide, and is externally managed and advised by Waterfall Asset Management, 3 LLC. 4 18.Merger Sub is a Delaware limited liability company and wholly owned subsidiary of Ready Capital. 7 SUBSTANTIVE ALLEGATIONS Background of the Company 19.Incorporated in Maryland on October 20, 1997, Anworth is a REIT 11 externally managed and advised by Anworth Management, LLC (the “Manager”) 12 under the Management Agreement between the Company and the Manager (the “Management Agreement”). The Manager is supervised and directed by Board. The 15 Company invests in, finances and manages a leveraged portfolio of residential 16 mortgage-backed securities (“MBS”) and residential mortgage loans, which presently includes the following types of investments: 19 •Agency MBS, which include residential mortgage pass-through certificates and collateralized mortgage obligations (“CMOs”), which are securities representing 22 interests in pools of mortgage loans secured by residential property in which the 23 principal and interest payments are guaranteed by a government-sponsored enterprise (“GSE”), such as the Federal National Mortgage Association (“Fannie 26 Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). 27 28 - 6 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 7 of 22 Page ID #:7 •Non-agency MBS, which are securities issued by companies that are not guaranteed by federally sponsored enterprises and that are secured primarily by 3 first-lien residential mortgage loans. 4 •Residential mortgage loans. Anworth acquires non-Qualified Mortgage (“Non-QM”) residential mortgage loans from independent loan originators with the 7 intent of holding these loans for securitization. These loans are financed by a 8 warehouse line of credit until securitization.Anworth also holds residential mortgage loans through consolidated securitization trusts, and finances these 11 loans through asset-backed securities (“ABS”) issued by the consolidated 12 securitization trusts. The ABS, which are held by unaffiliated third parties, are non-recourse financing. The difference in the amount of the loans in the trusts 15 and the amount of the ABS represents the Company’s retained net interest in the 16 securitization trusts. The Proposed Transaction 19 20.On December 07, 2020, Anworth and Ready Capital issued a joint press 20 release announcing the Proposed Transaction. The press release states, in relevant part: NEW YORK & SANTA MONICA, Calif. --Ready Capital Corporation 23 (NYSE:RC) (“Ready Capital”), a multi-strategy real estate finance 24 company that originates, acquires, finances and services small-to medium-sized balance commercial loans, and Anworth Mortgage Asset 27 Corporation (NYSE:ANH) (“Anworth”), a specialty finance REIT that 28 - 7 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 8 of 22 Page ID #:8 focusesprimarilyoninvestmentsinresidentialmortgage-backed securities, announced today that they have entered into a definitive merger 3 agreement pursuant to which Ready Capital will combine with Anworth. 4 The combined company is expected to have a pro forma equity capital base in excess of $1 billion.The combination is expected to enhance 7 shareholder liquidity and provide for increased operating leverage across 8 9the larger equity base. 10 Under the terms of the merger agreement, each share of Anworth common stock will be converted into 0.1688 shares of Ready Capital common stock 13 and $0.61 of cash consideration. Based on Ready Capital’s closing stock 14 price on Friday, December 4, 2020, the implied offer price is $2.94 per share. Upon the closing of the merger, Ready Capital stockholders are 17 expected to own approximately 76% of the combined company’s stock, 18 while Anworth stockholders are expected to own approximately 24% of the combined company’s stock.Ready Capital will also assume 21 Anworth’s three outstanding series of preferred stock. 22 23 In connection with the merger, Waterfall Asset Management, LLC 24 (“Waterfall”), Ready Capital’s external manager, has agreed to reduce the base management fee it charges Ready Capital by an aggregate of $4 27 28 - 8 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 9 of 22 Page ID #:9 million over the four quarters immediately following the closing of the transaction. 3 Based on the closing prices of Ready Capital’s common stock on December 4, 2020, the market capitalization of the combined company 6 would be approximately $984 million.The combined company will operate under the name Ready Capital and its shares are expected to 9 continue trading on the New York Stock Exchange under the existing 10 11ticker symbol “RC”. 12 “This merger highlights our continued focus on establishing Ready 13 Capital as an industry-leading mortgage REIT, with the scale and financial resources to pursue compelling risk-adjusted returns across its diversified 16 investmentplatform,”statedReadyCapitalChairmanandChief 17 Executive Officer Thomas Capasse. “The combined company will be in a more formidable position to execute its business plan, improve operating 20 and cost efficiencies, and continue growth in a prudent and profitable manner.” 23 Anticipated Benefits to Ready Capital and Anworth Stockholders 24 from the Merger •Over $1 billion combined capital base and a diversified investment 27 portfolio 28 - 9 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 10 of 22 Page ID #:10 •Portfolio redeployment will enable Ready Capital to capitalize on attractive investment opportunities 3 Scale advantages include: 4 o Reduced operating expenses (as a percentage of combined capital base) 7 o Improved access to financing, including corporate debt 8 9funding alternatives 10o Greater portfolio diversification 11 o Enhanced shareholder liquidity and investor base diversity 12 Management, Governance and Corporate Headquarters Upon completion of the merger, Ready Capital’s Chairman and Chief 15 Executive Officer Thomas Capasse will lead the company and Ready 16 Capital executives Jack Ross, Thomas Buttacavoli, Andrew Ahlborn and Gary Taylor will remain in their current roles. The combined company 19 will be headquartered in New York, New York.The Board of the 20 combined company is expected to have eight directors, consisting of Ready Capital’s existing seven directors and one independent director 23 from Anworth’s current Board. 24 Insiders’ Interests in the Proposed Transaction 21.AnworthinsidersaretheprimarybeneficiariesoftheProposed 27 Transaction, not the Company’s public stockholders. The Board and the Company’s 28 - 10 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 11 of 22 Page ID #:11 executive officers are conflicted because they will have secured unique benefits for themselves from the Proposed Transaction not available to Plaintiff and the public 3 stockholders of Anworth. 4 22.Notably, certain Company insiders have secured positions for themselves with the combined company. Specifically, the Registration Statement provides that 7 defendant Mielle will be appointed to serve on the board of the combined company. 8 923.Moreover, Company insiders stand to reap financial benefits for securing 10the deal with Ready Capital.Pursuant to the Merger Agreement, all outstanding 11 phantom shares will vest and convert into the right to receive cash payments.The 12 following table sets forth the cash payments the Company’s named executive officers stand to receive in connection with their outstanding equity awards: 15 16 17 18 19 20 21 24.Additionally, in connection with the entry into the Merger Agreement, the Management Agreement was amended (the “Management Agreement Amendment”). 24 The Management Agreement Amendment provides that upon closing, the Management 25 Agreement will terminate, and as a result of such termination, Anworth will pay the Manager a termination fee of $20.3 million, and Ready Capital or Merger Sub (as the 28 - 11 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 12 of 22 Page ID #:12 surviving company following the merger) will reimburse the Manager for certain unpaid expenses and pay to the Manager all accrued and unpaid management fees then 3 owed under the Management Agreement, as and when specified in the Management 4 Agreement Amendment. Defendants Joseph McAdams and Lloyd McAdams own an interest in the Manager, and therefore will receive a part of the payments that will be 7 due to the Manager in connection with the termination of the Management Agreement. 8 9The Registration Statement Contains Material Misstatements or Omissions 1025.The defendants filed a materially incomplete and misleading Registration 11 Statement with the SEC and disseminated it to Anworth’s stockholders.The 12 Registration Statement misrepresents or omits material information that is necessary for the Company’s stockholders to make an informed decision whether to vote in favor 15 of the Proposed Transaction. 16 26.Specifically, as set forth below, the Registration Statement fails to provide Company stockholders with material information or provides them with materially 19 misleading information concerning: (i) the financial projections for Anworth and 20 Ready Capital and the data and inputs underlying the financial valuation analyses that support the fairness opinion provided by the Company’s financial advisor, Credit 23 Suisse; (ii) Credit Suisse’s potential conflicts of interest; and (iii) the background of 24 the Proposed Transaction. Material Omissions Concerning the Financial Projections for Anworth and Ready 27 Capital and Credit Suisse’s Financial Analyses 28 - 12 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 13 of 22 Page ID #:13 1 27.The Registration Statement omits material information regarding the 2 financial projections for Anworth and Ready Capital. 28.For example, in connection with rendering its fairness opinion, Credit 5 Suisse, among other things: 6 performed a dividend discount analysis of Anworth to calculate the estimated present value of the distributed cash flows that Anworth was 9 forecasted to generate during the last quarter of Anworth’s fiscal year 10 ending December 31, 2020 through the full fiscal year ending December 31, 2023 based on the Anworth Projections. 13 * * * 14 performed a dividend discount analysis of Ready Capital (on a standalone basis) to calculate the estimated present value of the distributed cash flows 17 that Ready Capital was forecasted to generate during the last quarter of 18 Ready Capital’s fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 2025 based on the Ready Capital 21 Projections. 22 Registration Statement at 99-100. Yet, the Registration Statement fails to disclose (i) the distributed cash flows that Anworth was forecasted to generate during the last 25 quarter of Anworth’s fiscal year ending December 31, 2020 through the full fiscal year 26 27ending December 31, 2023 and (ii) the distributed cash flows that Ready Capital was 28 - 13 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 14 of 22 Page ID #:14 forecasted to generate during the last quarter of Ready Capital’s fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 2025. 3 29.Additionally, the Registration Statement fails to disclose Anworth’s 4 estimated total book value per share over the projection period. 30.The Registration Statement omits material information regarding Credit 7 Suisse’s financial analyses. 8 931.The Registration Statement describes Credit Suisse’s fairness opinion and 10the various valuation analyses it performed in support of its opinion. However, the 11 description of Credit Suisse’s fairness opinion and analyses fails to include key inputs 12 and assumptions underlying these analyses.Without this information, as described below, Anworth’s public stockholders are unable to fully understand these analyses 15 and, thus, are unable to determine what weight, if any, to place on Credit Suisse’s 16 fairness opinion in determining whether to vote in favor of the Proposed Transaction. 32.With respect to Credit Suisse’s Selected Public Companies Analysis, the 19 Registration Statement fails to disclose the individual multiples and financial metrics 20 for each of the comparable companies observed by Credit Suisse in the analysis. 33.With respect to Credit Suisse’s Selected Precedent Transactions Analysis, 23 the Registration Statement fails to disclose the individual multiples and financial 24 metrics for each of the transactions observed by Credit Suisse in the analysis. 34.With respect to Credit Suisse’s Dividend Discount Analysis of Anworth, 27 the Registration Statement fails to disclose: (i) the distributed cash flows that Anworth 28 - 14 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 15 of 22 Page ID #:15 was forecasted to generate during the last quarter of Anworth’s fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 2023; (ii) Credit 3 Suisse’s basis for selecting the range of tangible book value per share (“TBVPS”) 4 multiples of 0.70x to 0.90x; and (iii) quantification of the inputs and assumptions underlying the discount rates ranging from 9.0% to 14.0%. 7 35.With respect to Credit Suisse’s Dividend Discount Analysis of Ready 8 Capital, the Registration Statement fails to disclose: (i) the distributed cash flows that Ready Capital was forecasted to generate during the last quarter of Ready Capital’s 11 fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 12 2025; (ii) Credit Suisse’s basis for selecting the range of TBVPS multiples of 0.80x to 1.00x; and (iii) quantification of the inputs and assumptions underlying the discount 15 rates ranging from 9.0% to 13.0%. 16 36.The omission of this material information renders the statements in the “Certain Ready Capital Unaudited Prospective Financial Information,” “Certain 19 Anworth Unaudited Prospective Financial Information” and “Opinion of Anworth’s 20 Financial Advisor” sections of the Registration Statement false and/or materially misleading in contravention of the Exchange Act. 23 Material Omissions Concerning Credit Suisse’s Potential Conflicts of Interest 24 37.TheRegistrationStatementfailstodisclosematerialinformation concerning the potential conflicts of interest faced by Credit Suisse. 27 28 - 15 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 16 of 22 Page ID #:16 38.For example, the Registration Statement fails to disclose any past services performed by Credit Suisse for the Company or its affiliates and the fees received by 3 Credit Suisse for providing these services. 4 39.Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the 7 evaluation, exploration, selection, and implementation of strategic alternatives. 8 940.The omission of this material information renders the statements in the 10“Opinion of Anworth’s Financial Advisor” section of the Registration Statement false 11 and/or materially misleading in contravention of the Exchange Act. 12 Material Omissions Concerning the Background of the Proposed Transaction 41.TheRegistrationStatementfailstodisclosematerialinformation 15 concerning the background of the Proposed Transaction. 16 42.For example, the Registration Statement fails to disclose the specific terms of the confidentiality agreements the Company entered into with potential bidders. 19 Specifically, the Registration Statement fails to disclose whether any of the 20 confidentiality agreements entered into with potential bidders during the sale process included standstill provisions or “don’t-ask, don’t-waive” (“DADW”) standstill 23 provisions that are still in effect and presently precluding any potential counterparty 24 from submitting a topping bid for Anworth. 43.The failure to disclose the existence of DADW provisions creates the false 27 impression that a potential bidder who entered into a confidentiality agreement could 28 - 16 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 17 of 22 Page ID #:17 make a superior proposal for Anworth.If the potential acquirer’s confidentiality agreement contains a DADW provision, then that potential bidder can only make a 3 superior proposal by (i) breaching the confidentiality agreement—since in order to 4 make the superior proposal, it would have to ask for a waiver, either directly or indirectly; or by (ii) being released from the agreement, which if action has been done, 7 is omitted from the Registration Statement. 8 944.Any reasonable Anworth stockholder would deem the fact that a likely 10topping bidder may be precluded from making a topping bid for the Company to 11 significantly alter the total mix of information. 12 45.Additionally, the Registration Statement fails to disclose (i) the financial terms of any bids or indications of interest received by the Company from a party 15 identified in the Registration Statement as “Company A”; (ii) the financial terms of the 16 verbal proposals the Company received between May and August 2020; and (iii) a fair summary of the third party valuation reports and sum-of-the-parts analyses to validate 19 Anworth’s and Ready Capital’s respective book value, discussed by Credit Suisse and 20 Ready Capital’s financial advisor Wells Fargo Securities, LLC. 46.The omission of this material information renders the statements in the 23 “Background of the Merger” section of the Registration Statement false and/or 24 materially misleading in contravention of the Exchange Act. 47.The Individual Defendants were aware of their duty to disclose the above-27 referenced omitted information and acted negligently (if not deliberately) in failing to 28 - 17 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 18 of 22 Page ID #:18 include this information in the Registration Statement.Absent disclosure of the foregoing material information prior to the stockholder vote on the Proposed 3 Transaction, Plaintiff and the other stockholders of Anworth will be unable to make an 4 informed voting decision in connection with the Proposed Transaction and are thus threatened with irreparable harm warranting the injunctive relief sought herein. 7 CLAIMS FOR RELIEF 8 COUNT I 9 10Claims Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9 Promulgated Thereunder 11 48.Plaintiff repeats all previous allegations as if set forth in full. 49.During the relevant period, defendants disseminated the false and 14 misleading Registration Statement specified above, which failed to disclose material 15 facts necessary to make the statements, in light of the circumstances under which they were made, not misleading in violation of Section 14(a) of the Exchange Act and SEC 18 Rule 14a-9 promulgated thereunder. 19 50.By virtue of their positions within the Company, the defendants were aware of this information and of their duty to disclose this information in the 22 Registration Statement. The Registration Statement was prepared, reviewed, and/or 23 disseminated by the defendants.It misrepresented and/or omitted material facts, including material information about Anworth’s and Ready Capital’s projections, the 26 data and inputs underlying the financial valuation analyses that support the fairness 27 28 - 18 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 19 of 22 Page ID #:19 opinion provided by Credit Suisse, Credit Suisse’s potential conflicts of interest and the background of the Proposed Transaction. The defendants were at least negligent 3 in filing the Registration Statement with these materially false and misleading 4 statements. 51.The omissions and false and misleading statements in the Registration 7 Statement are material in that a reasonable stockholder would consider them important 8 9in deciding how to vote on the Proposed Transaction. 1052.By reason of the foregoing, the defendants have violated Section 14(a) of 11 the Exchange Act and SEC Rule 14a-9(a) promulgated thereunder. 12 53.Because of the false and misleading statements in the Registration Statement, Plaintiff is threatened with irreparable harm, rendering money damages 15 inadequate.Therefore, injunctive relief is appropriate to ensure defendants’ 16 misconduct is corrected. COUNT II Claims Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act 54.Plaintiff repeats all previous allegations as if set forth in full. 22 55.The Individual Defendants acted as controlling persons of Anworth within 23 the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Anworth, and participation in and/or awareness 26 of the Company’s operations and/or intimate knowledge of the false statements 27 28 - 19 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 20 of 22 Page ID #:20 contained in the Registration Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision-3 making of the Company, including the content and dissemination of the various 4 statements which Plaintiff contends are false and misleading. 56.Each of the Individual Defendants was provided with or had unlimited 7 access to copies of the Registration Statement and other statements alleged by Plaintiff 8 to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected. 11 57.In particular, each of the Individual Defendants had direct and supervisory 12 involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to 15 the securities violations as alleged herein, and exercised the same. The Registration 16 Statement at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were, thus, directly involved 19 in the making of the Registration Statement. 20 58.In addition, as the Registration Statement sets forth at length, and as described herein, the Individual Defendants were each involved in negotiating, 23 reviewing, and approving the Proposed Transaction.The Registration Statement 24 purports to describe the various issues and information that they reviewed and considered—descriptions the Company directors had input into. 27 28 - 20 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 21 of 22 Page ID #:21 59.By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. 3 60.As set forth above, the Individual Defendants had the ability to exercise 4 control over and did control a person or persons who have each violated Section 14(a) and SEC Rule 14a-9, promulgated thereunder, by their acts and omissions as alleged 7 herein. By virtue of their positions as controlling persons, these defendants are liable 8 pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of defendants’ conduct, Anworth’s stockholders will be irreparably harmed. 11 PRAYER FOR RELIEF 12 WHEREFORE, Plaintiff demands judgment and preliminary and permanent relief, including injunctive relief, in his favor on behalf of Anworth, and against 15 defendants, as follows: 16 A.Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the 19 Proposed Transaction and any vote on the Proposed Transaction, unless 20 and until defendants disclose and disseminate the material information identified above to Anworth stockholders; 23 B.In the event defendants consummate the Proposed Transaction, rescinding 24 it and setting it aside or awarding rescissory damages to Plaintiff; C.Declaring that defendants violated Sections 14(a) and/or 20(a) of the 27 Exchange Act, as well as SEC Rule 14a-9 promulgated thereunder; 28 - 21 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00566 Document 1 Filed 01/21/21 Page 22 of 22 Page ID #:22 D.Awarding Plaintiff the costs of this action, including reasonable allowance for Plaintiff’s attorneys’ and experts’ fees; and 3 E.Granting such other and further relief as this Court may deem just and 4proper. 5 JURY DEMAND 6 Plaintiff demands a trial by jury on all claims and issues so triable. 7 8Dated: January 21, 2021WEISSLAW LLP Joel E. Elkins ________________ By: _ Joel E. Elkins 9100 Wilshire Blvd. #725 E. Beverly Hills, CA 90210 13Telephone: 310/208-2800 14Facsimile:310/209-2348 -and-Richard A. Acocelli 1500 Broadway, 16th Floor New York, NY 10036 17Telephone: 212/682-3025 18Facsimile: 212/682-3010 19Attorneys for Plaintiff 20 21 22 23 24 25 26 27 28 - 22 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS